UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2006

MGN Technologies Inc.

(Exact name of Registrant as specified in charter)

British Columbia	00-50919	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

314 – 837 West Hastings Street

Vancouver, British Columbia V6C 3N6

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (604) 602-9596

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

MGN Technologies Inc. (the “Company”) is please to welcome Mr. Jerry Kroll who has consented to joining the board of directors effective February 3, 2006.

The Company has received the written resignation of Alessandra Bordon as director of the Company effective February 3, 2006.  There were no disagreements between Ms. Bordon and the Company, or with the Company’s board of directors on any matter relating to our Company policies or practices and there were no disagreements on any matter relating to the resignation of Alessandra Bordon as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGN TECHNOLOGIES INC.

/s/ Mark Jensen

___________________________

Mark Jensen, President and CEO

Dated:  February 8, 2006